UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Date of report / (Date of earliest event reported)

February 17, 2004 /  (December 1, 2003)

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

American Enterprise Development Corporation
(Name of small business issuer in its charter)

Texas
(State or other jurisdiction of incorporation or organization)

Commission File Number:  333-73872

76-0649310

(I.R.S. Employer Identification No.)

1240 Blalock Rd., Ste. 150, Houston, Texas
(Address of principal executive offices)

77055
(Zip Code)

Issuer's telephone number (713) 266-3700

CURRENT REPORT

FORM 8-K

Item 1. Changes in Control of Registrant

None

Item 2. Acquisition or Disposition of Assets

On December 1, 2003 the Company acquired all of the issued and outstanding shares of The American Development Fund, Inc. (“ADF”) for 1,000,000 shares of the common stock of the Company. The American Development Fund, Inc. provides intellectual capital on investment strategies and the evaluation and structuring of early stage investments.  The American Development Fund, Inc. is now a wholly owned subsidiary of the Company. The two principal shareholders in The American Development Fund, Inc. are Jonathan C. Gilchrist and James W. Carroll.  (Their combined ownership is 95%).  Because these two individuals serve as principals and shareholders of our Investment Advisor, Goldbridge Capital LLC, we are able to consolidate their focus and resources on the new objectives we have set for ourselves through this acquisition.  Mr. Gilchrist has served as our Chairman and President since inception.

Item 3. Bankruptcy or Receivership

None

Item 4. Changes in Registrant’s Certifying Accountant

None

Item 5.  Other Events and Regulation FD Disclosure.

Changes to Authorized Shares.  At a shareholders meeting held on December 15, 2003 the shareholders of American Enterprise Development Corporation voted to amend the Articles of Incorporation to increase the number of authorized common shares to 40,000,000; to establish a Class B non-voting Common Stock with a par value of $0.0003 with 2,000,000 shares authorized; and to establish a Preferred Stock with a par value of $0.0006 with 8,000,000 shares authorized.  The Board was authorized, without further shareholder approval, to issue the Preferred Stock in one or more series with powers, rights, preferences, and restrictions as the Board may determine at the time.

Item 6. Resignation of Registrant’s Directors

None

Item 7. Financial Statements and Exhibits

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The appropriate financial statements are filed herewith as Annex A.

(b) PRO FORMA FINANCIAL INFORMATION.

The appropriate pro forma financial information relating to the acquisition is filed herewith as Annex B.

(c) EXHIBITS.

The following exhibits are filed herewith:

Exhibit No. 3.1 (1) – Amended Articles of Incorporation

Exhibit No. 99.1 (1) – Stock Purchase Agreement dated December 1, 2003.

(1)

– Previously filed as an exhibit to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2003 and incorporated herein by reference.

Item 8. Change in Fiscal Year

None

Item 9.  Regulation FD Disclosure

See, Item 5.

Item 10

Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

None.

Item 11.

Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

None

Item 12.

Results of Operations and Financial Condition

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Enterprise Development Corporation

___//s// Jonathan C. Gilchrist, President

February 17, 2004

ANNEX A

INDEPENDENT AUDITOR'S REPORT

To the Stockholders and Director of

American Development Fund, Inc. (A Development Stage Company)

Houston, Texas

We have audited the accompanying balance sheet of American Development Fund, Inc. (A Development Stage Company) as of December 1, 2003, and the related statements of operations, changes in shareholders’ equity and cash flows for the period September 8, 2003 (date of inception) through December 1, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Development Fund, Inc. (A Development Stage Company) at December 1, 2003, and the results of its operations and its cash flows from September 8, 2003 (date of inception) through December 1, 2003 in conformity with generally accepted accounting principles in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As reflected in the financial statements, the Company has incurred losses during its development stage and is experiencing liquidity problems associated with its lack of operations and working capital, which raises substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As more fully discussed in the accompanying financial statements, the Company has entered into material agreements and contracts with related individuals and entities owned by related individuals that have resulted in material transactions and balances with these related parties.  The Company purchased nearly all of its assets and incurred most of its expenses from such individuals and entities.

/S/ Harper & Pearson Company

Houston, Texas

February 16, 2004

 AMERICAN DEVELOPMENT FUND, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET

December 1,
2003

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$ -

TOTAL CURRENT ASSETS	-

INVESTMENTS
Secure Jobs, Inc. stock (market value $100,000)	100,000

100,000

TOTAL ASSETS	$ 100,000

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Loan from shareholder	$ 470
Due to American Enterprise Development Corp.	100,048

TOTAL CURRENT LIABILITIES	100,518

SHAREHOLDERS' EQUITY
Common stock $0.001 par value, 50,000,000 shares authorized 1,000 shares issued and outstanding	1
Deficit accumulated during the development stage	(519)

TOTAL SHAREHOLDERS' EQUITY	(518)

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 100,000

See accompanying notes.

AMERICAN DEVELOPMENT FUND, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS

SEPTEMBER 8, 2003 THROUGH DECEMBER 1, 2003

Inception
To Date

REVENUES	$ -

EXPENSES
General and administrative	518
Related party expenses:
General and administrative	1

519

NET LOSS	$ (519)

BASIC AND DILUTED NET LOSS PER SHARE	$ (0.52)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	1,000

See accompanying notes.

AMERICAN DEVELOPMENT FUND, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

SEPTEMBER 8, 2003 THROUGH DECEMBER 1, 2003

	Common Stock Shares	Common Stock Amount	Deficit Accumulated During the Development Stage	Total

BALANCE, At inception	-	$ -	$ -	$ -

Issuance of Common Stock to Founders for Services	1,000	1	-	1

Net Loss	-	-	(519)	(519)

BALANCE, December 1, 2003	1,000	$ 1	$ (519)	$ (518)

See accompanying notes.

AMERICAN DEVELOPMENT FUND, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS

SEPTEMBER 8, 2003 THROUGH DECEMBER 1, 2003

Inception
To Date

CASH FLOW FROM OPERATING ACTIVITIES
Net Loss	$ (519)
Adjustments to reconcile net loss to net cash
used by operating activities:
Common stock issued for services	1

Net Cash Used in Operating Activities	(518)

CASH FLOW FROM INVESTING ACTIVITIES
Investment in Secure Jobs, Inc. stock	(100,000)

Net Cash Used in Investing Activities	(100,000)

CASH FLOW FROM FINANCING ACTIVITIES
Loan from shareholder	470
Advance from American Enterprise Dev. Corp.	100,048

Net Cash Provided by Financing Activities	100,518

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	-

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	-

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$ -

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$ -
Income Taxes	$ -

Non cash activities:
Issuance of common stock for founder services	$ 1

See accompanying notes.

AMERICAN DEVELOPMENT FUND, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 1, 2003

NOTE A

BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION – American Development Fund, Inc., (A Development Stage Company) (“the Company”) was incorporated in Nevada on September 8, 2003 for the purpose of incubating and investing in early stage private companies.

The Company and its shareholders entered into a Stock Purchase Agreement with American Enterprise Development Corporation (“AEDC”) on December 1, 2003 whereby AEDC would purchase all of the Company’s shares in exchange for 1,000,000 shares of AEDC.  See Note G for a discussion of the Stock Purchase.  The largest shareholders of the Company are also shareholders in AEDC and own significant interests in Goldbridge Capital, LLC (“Goldbridge”), the Investment Advisor of AEDC.  See Note E for a discussion of related party transactions.

CONDITIONS AFFECTING ONGOING OPERATIONS – As of December 1, 2003, the Company had not commenced full-scale commercial operations, is a development stage enterprise, and has devoted substantially all of its efforts to conceptual development, financial planning, raising capital and identifying business opportunities.  The Company is subject to the risks associated with development stage companies that lack working capital, operating resources and contracts, cash and ready access to the credit and equity markets.  The Company hopes to obtain additional financing from AEDC in order to apply its business strategies. AEDC has filed a Form 1-E with the Securities and Exchange Commission to raise up to $4.9 million in a public offering underwritten by Investors Capital Corporation on a best-efforts basis.  The Company is not currently seeking additional financing sources and has no current plans to obtain financing other than through AEDC.  In the event the Company is unable to obtain financing, the Company will not be able to continue its current level of operations.  If the Company is unable to continue its operations, the value of the Company’s assets may experience a significant decline in value from the net book values reflected in the accompanying balance sheet. Because the Company has no working capital, current operating costs are being funded by AEDC.

The Company’s continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis, to obtain additional financing or refinancing as may be required, and ultimately to attain profitability.

MANAGEMENT ESTIMATES – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  While it is believed that such estimates are reasonable, actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS – The Company considers all highly liquid debt instruments having maturities of three months or less at the date of purchase to be cash equivalents.

INVESTMENTS – The Company was formed to invest in equities of start-up and early-stage private companies.  Investments are carried at the lower of cost or market.  As of December 1, 2003 the Company had invested $100,000 in Secure Jobs, Inc. (“Secure Jobs”), a private start-up company, in exchange for a 15% equity interest in Secure Jobs.  Valuation of equity in private companies is difficult, but as of December 1, 2003 management believes that the market value of this investment approximates cost.  Secure Jobs is a development stage company with its home office in Houston, Texas.  In January 2004, it opened four offices in the Ukraine and Russia.  Secure Jobs will need additional capital to fully execute its business plan, and our investment may be lost if it fails to obtain the needed capital.  A significant shareholder in the Company is also a significant shareholder in Secure Jobs.  See Note E for a discussion of related party transactions.

FINANCIAL INSTRUMENTS – FAIR VALUE – the carrying values of the Company’s financial instruments, which include cash and cash equivalents, and debt, approximate their respective fair values.

CONCENTRATIONS OF CREDIT RISK – Financial instruments which potentially subject the Company to concentrations of credit risk will consist principally of cash and cash equivalents.  The Company will place its cash with high credit quality financial institutions.  At times, such amounts may exceed the FDIC limits.

INCOME TAXES – The Company has incurred losses since inception and, therefore, has not been subject to federal income taxes.  As of December 1, 2003 the Company estimates an accumulated taxable net operating loss (“NOL”) carryforward for income tax purposes of approximately $519 resulting in a deferred tax asset of approximately $176.  This carryforward will expire in 2023 if not previously utilized.  Because U.S. tax laws limit the time during which NOL and tax credit carryforwards may be applied against future taxable income and tax liabilities, the Company may not be able to take full advantage of its NOL and tax credits for federal income tax purposes.  A valuation allowance has been established to fully offset the deferred tax assets.

LOSS PER SHARE – Loss per share has been calculated using the weighted average number of shares outstanding at December 1, 2003.

IMPAIRMENT OF LONG LIVED ASSETS – When events or circumstances indicate the carrying value of a long-lived asset may be impaired, the Company uses an estimate of the future undiscounted cash flows to be derived from the remaining useful life of the asset to assess whether or not the asset is recoverable.  If the future undiscounted cash flows to be derived over the life of the asset do not exceed the asset's net book value, the Company then considers the discounted net cash flows and estimated fair market value versus carrying value in determining any potential impairment.  Based on the Company’s assessment of future cash flows, no impairment has occurred to-date.

NOTE B

PROPERTY AND EQUIPMENT

At December 1, 2003, the Company held no property and equipment.  The Company currently rents no office space, but has office space available through AEDC.

NOTE C

LOAN FROM SHAREHOLDER

One of the Company’s principal shareholders paid $470 in organizational expenses for the Company.  The loan was repaid on December 3, 2003 by AEDC.

NOTE D

DUE TO AEDC

AEDC advanced funds to the Company so that it could make its initial investment in Secure Jobs, Inc.  AEDC plans to make additional advances to the Company as a part of AEDC’s investment strategy to deploy funds raised in its public offering.

NOTE E

RELATED PARTY TRANSACTIONS

Secure Jobs, Inc., in which the Company invested $100,000 to purchase 800,000 common shares, is partially owned by Jonathan Gilchrist.  Mr. Gilchrist owns 47.5% of the Company and approximately 42.5% of Secure Jobs (after the Company’s investment).

Immediately prior to the December 1, 2003 acquisition of the Company by AEDC, James Carroll, our President and a 47.5% shareholder, beneficially owned 2.8% of AEDC and Goldbridge owned 3.0% of AEDC.  Mr. Carroll also owns 37.5% of Goldbridge.  Goldbridge is the Investment Advisor for AEDC, earning an annual fee of 1.5% of assets under management plus incentives for annual realized returns in excess of 25% to AEDC.  Mr. Gilchrist beneficially owned 3.0% of AEDC and also owns 37.5% of Goldbridge.

NOTE F

SHAREHOLDERS’ EQUITY

At inception, the Company issued 1,000 shares to its founders for services rendered to the Company.  These shares were valued at par value, $0.001 per share.

NOTE G

STOCK PURCHASE AGREEMENT

On December 1, 2003 the Company and its shareholders entered into an agreement with AEDC for AEDC to purchase all of the Company’s outstanding shares in exchange for 1,000,000 shares of AEDC stock.

ANNEX B

The unaudited pro forma information is presented based upon the Company's year end of December, 31.  The Company has included the accounting information of American Development Fund, Inc., for the comparable periods of the Company as well as all material adjustments considered necessary by management for presentation in accordance with generally accepted accounting principles.

The unaudited pro forma balance sheet reflects the acquisition by the Company of ADF on December 1, 2003. The balances for AEDC are as of September 30, 2003. The unaudited pro forma statements of operations are for the year ended December 31, 2002 and for the nine months ended September 30, 2003, and reflect the acquisition as if it had occurred on January 1, 2002.  The earnings per share are adjusted to reflect the 1 for 3 reverse stock split that became effective on October 9, 2003.

The pro forma financial data do not purport to represent what the Company's combined financial position or results of operations would actually have been if such transactions in fact had occurred on these dates and are not necessarily representative of the Company's combined financial position or results of operations for any future period.  Historical combined results may not be comparable to, or indicative of, future performance.  The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements and notes thereto included in the company's most recent interim report filed on Form 10-QSB.

AMERICAN ENTERPRISE DEVELOPMENT CORPORATION

(A DEVELOPMENT STAGE COMPANY)

UNAUDITED PRO FORMA BALANCE SHEET

DECEMBER 1, 2003

	AEDC	ADF	Pro Forma Adjustments	Pro Forma Total
ASSETS:
Current assets	$ 117,394	$ -	$ (100,000)	$ 17,394
Investment in Secure Jobs, Inc.	-	100,000	-	100,000
Fixed assets, net	42,605	-	-	42,605
	$ 159,999	$ 100,000	$ (100,000)	$ 159,999

LIABILITIES AND SHAREHOLDERS’ EQUTIY:
Current liabilities	$ 169,015	$ 100,470	$ (100,000)	$ 169,485
Shareholders’ equity	(9,016)	(470)	-	(9,486)
	$ 159,999	$ 100,000	$ (100,000)	$ 159,999

AMERICAN ENTERPRISE DEVELOPMENT CORPORATION

(A DEVELOPMENT STAGE COMPANY)

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

	AEDC	ADF	Pro Forma Adjustments	Pro Forma Total

Revenues	$ -	$ -	$ -	$ -
Expenses	26,975	-	-	26,975
NET INCOME (LOSS)	$ (26,975)	$ -	$ -	$ (26,975)

EARNINGS (LOSS) PER SHARE	$ (0.03)			$ (0.01)

Weighted average number of shares outstanding	1,017,945			2,017,945

AMERICAN ENTERPRISE DEVELOPMENT CORPORATION

(A DEVELOPMENT STAGE COMPANY)

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

	AEDC	ADF	Pro Forma Adjustments	Pro Forma Total

Revenues	$ -	$ -	$ -	$ -
Expenses	30,127	471	-	30,598
NET INCOME (LOSS)	$ (30,127)	$ (471)	$ -	$ (30,598)

EARNINGS (LOSS) PER SHARE	$ (0.03)			$ (0.01)

Weighted average number of shares outstanding	1,093,331			2,093,331